SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 21, 2002

Triad Financial Corporation

(Exact name of registrant as specified in its charter)

California	333-90130	33-0356705

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Debra Glasser, Esq. Triad Financial Corporation 7711 Center Avenue Suite 100 Huntington Beach, California	92647

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(714)373-8300

No Change

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT 8.2

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statement of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

8.2 Opinion of Dewey Ballantine LLP, dated August 21, 2002, with respect to certain tax matters.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL CORPORATION

	By:		/s/ James M. Landy

		Name:	James M. Landy
		Title:	Chief Executive Officer
Dated: August 21, 2002

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